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                                                                   EXHIBIT 10.13

                                GUARANTY OF FRICK

         THIS GUARANTY OF FRICK, (the "Guaranty") dated this 27th day of March, 2002 is executed and delivered by undersigned ("Guarantor") in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent ("Agent") pursuant to the terms of the Loan Agreement (hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, TALX Corporation, a Missouri corporation ("Borrower") has obtained, or is about to obtain, an Aggregate Commitment pursuant to that certain Loan Agreement (as may be amended, restated or modified from time to time, the "Loan Agreement") of even date herewith by and among Borrower, Agent, individually and as Administrative Agent and Southwest Bank of St. Louis (collectively Agent, individually, and Southwest Bank of St. Louis are referred to herein as "Lenders") pursuant to which loans made by Lenders to Borrower thereunder (each a "Loan" and collectively "Loans") are evidenced by certain Revolving Note(s) and Term Note(s) of the Borrower all of even date herewith which together aggregate in the principal amount of up to Forty Million Dollars ($40,000,000.00) and which are all due and payable at the times and pursuant to the terms and conditions of the Loan Agreement (all such Revolving Note(s) and Term Note(s) are referred to collectively herein as the "Notes"). The term "Loan Documents" and all other capitalized terms used herein and not defined herein have the meanings given to them in the Loan Agreement;

         WHEREAS, the Borrower owns, directly or indirectly, all or substantially all of the equity interest in Guarantor and the Guarantor is desirous of having Lenders make and/or continue to make Loans to Borrower which will inure to the direct and indirect financial benefit of Guarantor and Guarantor further acknowledges that Lenders have refused to make the Loans unless this Guaranty is executed by Guarantor and delivered to Lender;

         WHEREAS, this Guaranty is to be secured by, inter alia, a Security Agreement of even date herewith executed by Guarantor, reference to which is made for the rights of the Agent for the ratable benefit of the Lenders to accelerate the maturity of the Notes or Obligations (hereinafter defined) guaranteed hereby, and Guarantor, by execution of this Guaranty, hereby acknowledges receipt of copies of all Loan Documents and represents it has read and understands such Loan Documents; and

         WHEREAS, Guarantor executes this Guaranty in the favor of Agent for the ratable benefit of the Lenders in order to induce Lenders to make Loans and any other advances, loans, extensions of credit, future advances or additional loans, directly or indirectly, to Borrower and to grant to Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as Lender may deem advisable.

         NOW, THEREFORE, in consideration of the execution and delivery by the Lenders of the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees with the Agent as follows:


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         1. ABSOLUTE GUARANTY. The Guarantor unconditionally, absolutely, and irrevocably guarantees, for the ratable benefit of Lenders and for the ratable benefit of each and every present and future holder or holders of the Notes (all herein called the "Lender"), the full and prompt payment to the Lender at maturity (whether at the stated maturities thereof, or by acceleration or otherwise) of the present or future indebtedness of the Borrower evidenced by the Loan Agreement and the Notes, together with all other present or future obligations and liabilities of the Borrower under and pursuant to the Loan Documents as the same or any thereof may from time to time be amended, restated and modified (all of which indebtedness, obligations and liabilities being herein called the "Indebtedness Hereby Guaranteed") and the full and prompt performance and observance by the Borrower of all of the warranties, covenants and agreements provided by the Loan Documents to be performed and observed by the Borrower (herein called the "Obligations"); and to this end the Guarantor covenants and agrees to take all such actions necessary to enable the Borrower to observe and perform and to refrain from taking any action which would prevent the Borrower from observing and performing each and every Obligation.

         2. CONTINUING GUARANTY. This Guaranty shall be a continuing guaranty, shall be binding upon the Guarantor, its successors and assigns, and shall remain in full force and effect, and shall not be discharged, impaired or affected by (a) the existence or continuance of any obligation on the part of the Borrower on or with respect to the Indebtedness Hereby Guaranteed, or any Obligation under the Loan Documents; (b) the power or authority (or any lack thereof) of the Borrower to issue the Notes or to execute, acknowledge or deliver any other Loan Document; (c) the validity or invalidity of the Notes or any other Loan Document; (d) any defense whatsoever that the Borrower may or might have to the payment of the Indebtedness Hereby Guaranteed or to the performance or observance of any of the terms, provisions, covenants and agreements contained in the Notes or other Loan Documents; (e) any limitation or exculpation of liability on the part of the Borrower; (f) the dissolution of the Borrower; (g) the transfer by the Borrower of all or any part of the property referred to in the Loan Documents to any other corporation, person or entity;
(h) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, change in, additions to, renewals of, extension, modification or other disposition of any of the Indebtedness Hereby Guaranteed, or any of the Obligations, all of which the Lender is hereby expressly authorized to make from time to time without notice to the Guarantor, or to anyone; (i) the acceptance by the Lender of any security for, or other guarantors upon, all or any part of the Indebtedness Hereby Guaranteed or Obligations; (j) any failure, neglect or omission on the part of the Lender to realize or protect any of the Indebtedness Hereby Guaranteed or any collateral or security therefor, or to exercise any lien upon or right or appropriation of any moneys, credits or property of the Borrower toward the liquidation of the Indebtedness Hereby Guaranteed or any application of payments or credits thereon; (k) any right, claim or offset which Guarantor may have against the Borrower; or (l) any defense (other than the payment of the Indebtedness Hereby Guaranteed and performance of the Obligations, in accordance with its terms) that the Guarantor may or might have to its respective undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by the Guarantor; it being understood and agreed that this Guaranty, and the undertakings, liabilities and obligations of the Guarantor hereunder shall not be affected, discharged, impaired or varied by any act, omission or circumstance whatsoever (whether or not specifically enumerated above) except the due and punctual payment of the Indebtedness Hereby Guaranteed and performance of




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the Obligations, and then only to the extent thereof; or (m) any understanding or agreement that any other person, firm or corporation was or is to execute this Guaranty or the Notes or any of the Loan Documents.

         3. NO OBLIGATION TO PROCEED AGAINST BORROWER. The Lender shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness Hereby Guaranteed or the Obligations, or any part thereof; and in order to hold the Guarantor liable hereunder there shall be no obligation on the part of the Lender, or anyone, at any time, to proceed against the Borrower, its properties or estates, or any one of them, or to proceed against any other guarantors, or to resort to any collateral, security, property, liens, or other rights or remedies whatsoever.

         4. BANKRUPTCY OF GUARANTOR. The bankruptcy of Guarantor shall not terminate this Guaranty, whether or not a claim against the estate of such bankrupt Guarantor is made, and shall not terminate this Guaranty as to the estate of the bankrupt Guarantor.

         5. NO OBLIGATION TO PROCEED AGAINST ANY GUARANTOR. The Lender shall have the right to enforce this Guaranty against Guarantor for and to the full amount of the Indebtedness Hereby Guaranteed, with or without enforcing or attempting to enforce the Loan Documents against Borrower or any other guaranty against any other guarantor, or any security for the obligation of any of them, and whether or not proceedings or steps are pending or have been taken or have been concluded to enforce or otherwise realize upon the obligation or security of the Borrower or any other guarantor, or any of them; and the payment of any amount or amounts by Guarantor, pursuant to its obligations hereunder, shall not in any way entitle such Guarantor, either at law, in equity, or otherwise, to any right, title, or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness Hereby Guaranteed, or any principal or interest payments theretofore, then, or thereafter at any time made by the Borrower or any other guarantor, or any of them, on the Indebtedness Hereby Guaranteed, or made by anyone on behalf of the Borrower, or in and to any security therefor, unless and until the full amount of the Indebtedness Hereby Guaranteed has been fully paid.

         6. TIME OF ESSENCE. Time is of the essence of this Guaranty and of the performance of each term, covenant and provision hereof.

         7. WAIVER OF NOTICE. All diligence in collection or protection, and all presentment, demand, protest and/or notice of dishonor, protest, and of default and of non-payment and of the creation and existence of any and all of the Indebtedness Hereby Guaranteed or of performance or non-performance of any Obligation, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived by the Guarantor.

         8. TRANSFER OF DEBT BY LENDER. The Lender may, without any notice whatsoever to anyone, sell, assign, or transfer all or any part of the Indebtedness Hereby Guaranteed, or grant participations in the Indebtedness Hereby Guaranteed, and in any and every such event, each and every immediate and successive assignee, transferee, holder of or participant in all or any part of the Indebtedness Hereby Guaranteed shall have the right to enforce this Guaranty by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or



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participant were herein by name specifically given such rights, powers, and benefits.

         9. SUCCESSORS AND ASSIGNS. This Guaranty, and each and every part hereof, shall be binding upon the Guarantor, successors and assigns of Guarantor, and shall inure to the pro rata benefit of each and every future holder of the Notes or any interest in the Indebtedness Hereby Guaranteed pursuant to the terms of the Loan Agreement.

         10. DELIVERY OF NOTE. The delivery of the Notes or any other promissory note evidencing the Indebtedness Hereby Guaranteed for value to any person shall, without more, constitute conclusive evidence of the acceptance hereof, and of the reliance hereon by each and every from time to time holder of the Note or any interest in the Indebtedness Hereby Guaranteed.

         11. MASCULINE, FEMININE, PLURAL. As used herein, the masculine gender shall include the feminine, and the singular case shall include the plural and the plural the singular, wherever the same may be applicable.

         12. BANKRUPTCY OF BORROWER. Notwithstanding any modification, discharge, or extension of the Indebtedness Hereby Guaranteed or any amendment, modification, stay or cure of the Lender's rights under the Notes, or other Loan Documents which may occur in any bankruptcy or reorganization case or proceeding affecting the Borrower, whether permanent or temporary, and whether or not assented to by the Lender, the Guarantor hereby agrees that it shall be obligated hereunder to pay the Indebtedness Hereby Guaranteed and discharge the other Obligations in accordance with the terms of the Notes, and other Loan Documents and the terms of this Guaranty as in effect on the date hereof.

         Guarantor understands and acknowledges that by virtue of this Guaranty it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding affecting the Borrower; and, as an example and not by way of limitation, a subsequent modification of the Notes in any reorganization case concerning the Borrower shall not affect the obligation of the Guarantor to pay the indebtedness evidenced by the Note and all other Indebtedness Hereby Guaranteed in accordance with its original terms.

         13. RETURN OF PAYMENT. Guarantor hereby agrees that if at any time all or any part of any payment theretofore applied by Lender to any Indebtedness Hereby Guaranteed is rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of any party), the Indebtedness Hereby Guaranteed shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Indebtedness Hereby Guaranteed, all as though such application by Lender had not been made.

         14. COSTS AND EXPENSES. In addition to all other amounts payable by Guarantor hereunder, Guarantor hereby agrees to pay to Lender upon demand any and all costs and expenses, including court costs and reasonable attorney's fees which the Lender may incur (a) in enforcing the obligations of the Guarantor hereunder; or (b) in preparing to collect or



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enforce the Indebtedness Hereby Guaranteed and the Obligations or in collecting or enforcing the same, in each case whether or not suit or action is filed.

         15. PARTIAL INVALIDITY. If any term of this Guaranty, or the application thereof to a person or circumstance, shall to any extent be declared invalid or unenforceable, the remainder of this Guaranty, or the application of such term, to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby and each term of this Guaranty shall remain valid and enforceable to the fullest extent permitted by applicable law. Notwithstanding anything in this Guaranty to the contrary, the right to recover against the Guarantor under this Guaranty shall not exceed $1 less than the amount which would render any of the Guarantor's obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

         16. ASSIGNMENT OF GUARANTY. Lender may without prior notice assign this Guaranty in whole or in part but shall notify Guarantor after such assignment.

         17. SETOFF. In addition to all liens upon, and rights of setoff against the moneys, securities, or other property of Guarantor given to Lender by law, Lender shall have a lien upon and a right of setoff against all moneys, securities, and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised so long as there is an Existing Default under the Loan Agreement without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

         18. SUBORDINATION OF DEBT OF BORROWER. Any indebtedness of Borrower now or hereafter held by Guarantor, whether secured or unsecured, and if secured, the security for same, is hereby subordinated to the indebtedness of Borrower to Lender; and, so long as there is an Existing Default under the Loan Agreement, such indebtedness of Borrower to Guarantor shall be collected, enforced, and received by Guarantor as trustee for Lenders and be paid over to Lenders on account of the indebtedness of Borrower to Lenders but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         19. AUTHORIZATION OF BORROWER'S DEBT. It is not necessary for Lender to inquire into the authority or powers of Borrower or the officers, directors, partners, or agents acting or purporting to act on Borrower's behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         20. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Guaranty is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles. This Guaranty is solely for the benefit of the Guarantor and Agent and the Lenders and their respective successors and assigns pursuant to the



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terms of the Loan Agreement, and no other person has any right, benefit, priority or interest under, or because of the existence of, this Guaranty.

         21. WAIVER OF DEFENSES. Guarantor does hereby expressly waive any and all rights, remedies, benefits, or defenses which might otherwise be available to a guarantor or surety under the laws of the State of Illinois, and any defense based upon a claim that Lender's demands or claims against the undersigned are not compensable because the fair market value of the security for the Indebtedness Hereby Guaranteed, in its state of completion as of the date of such demands or claims, was at least equal to the Indebtedness Hereby Guaranteed.

         22. INCONSISTENCY. To the extent the provisions of this Guaranty conflict with the provisions of the Loan Agreement, the Loan Agreement shall govern.

         23. HEADINGS. The headings of this Guaranty are inserted for convenience of reference only and shall not be applied in construing the provisions of this Guaranty.

         24. JOINT AND SEVERAL. The agreements, obligations, warranties and representations or Guarantor hereunder are joint and several if Guarantor is more than one person or entity, and are independent of the obligations of Borrower.

         25. CUMULATIVE REMEDIES. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         26. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, GUARANTOR AND AGENT HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN AGENT AND GUARANTOR OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS GUARANTY OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION DEEMED NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) GUARANTOR AND AGENT ACKNOWLEDGE THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         27. WAIVER OF JURY TRIAL. GUARANTOR AND AGENT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR



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INCIDENTAL TO THE DEALINGS OF THE GUARANTOR AND AGENT OR EITHER OF THEM IN
RESPECT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. GUARANTOR AND AGENT AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR OR AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         28. SERVICE OF PROCESS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO GUARANTOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGE HERETO, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT AGENT'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH GUARANTOR IRREVOCABLY APPOINTS AS GUARANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. AGENT SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO GUARANTOR AT ITS ADDRESS ON THE SIGNATURE PAGES HERETO. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         IN WITNESS WHEREOF, the Guarantor has signed and sealed this Guaranty on the day and year first written above.

                                        JAMES E. FRICK, INC.
                                        a Missouri corporation

                                        By:  /s/ WILLIAM W. CANFIELD
                                            ------------------------------------
                                        Name:    William W. Canfield
                                              ----------------------------------
                                        Title:   President
                                               ---------------------------------

                                        WITH A NOTICE ADDRESS OF:

                                        1850 Borman Ct.
                                        ----------------------------------------
                                        St. Louis, Missouri 63146
                                        ----------------------------------------
                                        Attn: L. Keith Graves
                                        ----------------------------------------



                                        AND COPY TO:

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                                        Karen W. Fries, Esq.
                                        Bryan Cave LLP
                                        One Metropolitan Square, Suite 3600
                                        St. Louis, Missouri 63102-2750



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